                                 ASSETMARK FUNDS

                                SUPPLEMENT TO THE
                                   PROSPECTUS
                               DATED JULY 31, 2007

                The date of this Supplement is January 9, 2008

     1. Duff & Phelps  Investment  Management  Co. was  approved by the Board of
Trustees on December 18, 2007 to serve as a sub-advisor  for the AssetMark  Real
Estate Securities Fund, replacing AEW Management and Advisors, L.P. ("AEW").

     The section  regarding AEW on pages 53 and 54 of the  Prospectus is deleted and replaced with the following:

Duff & Phelps  Investment  Management  Co. ("Duff & Phelps"),  55 E. Monroe St.,
Suite 3600,  Chicago,  Illinois 60603,  was approved by the Board of Trustees on
December 18, 2007 to serve as a sub-advisor for the Real Estate Securities Fund, replacing AEW  Management  and Advisors,  L.P. Duff & Phelps began  managing the portfolio  on or  about  December  20,  2007.  Duff & Phelps  is a  wholly-owned subsidiary  of Phoenix  Investment  Partners,  Ltd., a subsidiary of The Phoenix
Companies,  Inc. (NYSE: PNX) and is an SEC-registered  investment advisor. As of
September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management.  Duff & Phelps is a  professional  investment  management  firm that provides  investment  services to investment  companies (open-end and closed-end funds), and institutional  separate accounts  investing in utilities,  REITs and tax efficient products.  The following individuals are primarily responsible for the day-to-day management of Duff & Phelps' allocated portion of the Real Estate
Securities Fund's portfolio:

Geoffrey P. Dybas, CFA
REIT Global Team Head,  Senior Portfolio  Manager Mr. Dybas joined Duff & Phelps in 1995 and serves as REIT Global Team Head and Senior  Portfolio  Manager  with primary  responsibility  for managing the real estate investment  securities for investment  companies and separate  accounts for  institutional  investors.  Mr.
Dybas earned a bachelor's  degree from Marquette  University and an M.B.A.  from the Kellogg School of Management, Northwestern University.

Frank J. Haggerty, Jr., CFA
Portfolio  Manager and Senior Analyst Mr.  Haggerty joined Duff & Phelps in 2005 and serves as  Portfolio  Manager and Senior  Analyst.  Prior to joining  Duff &
Phelps,  Mr. Haggerty served as a REIT portfolio  manager and senior analyst for
ABN AMRO Asset Management.  He began his investment career in 1996. Mr. Haggerty earned a bachelor's degree from Illinois State University and an M.B.A. from the
Kellstadt Graduate School of Business, DePaul University.

     2. As of December 31, 2007,  Daniel W. Boone, III will no longer serve as a portfolio manager for Atlanta Capital Management Company,  LLC, a sub-advisor to the AssetMark  Large Cap Growth Fund.  The references to Mr. Boone on page 43 of the Prospectus are hereby deleted.

     3.  Nuveen  Asset  Management  ("NAM"),  one  of  the  sub-advisors  of the
AssetMark  Tax-Exempt Fixed Income Fund, is a wholly-owned  subsidiary of Nuveen
Investments,   Inc.  ("Nuveen  Investments").   On  November  13,  2007,  Nuveen
Investments  was  acquired  by a group  of  investors  led by  Madison  Dearborn
Partners, LLC, a private equity investment firm based in Chicago,  Illinois (the
"Transaction").

     There  will be no  change  in the  portfolio  management  of the  AssetMark
Tax-Exempt  Fixed  Income Fund or in its  investment  objective or policies as a result of the Transaction.

     4. Throughout the Prospectus,  all references to the  "Fundamental  IndexTM
Funds" are replaced with references to the "Enhanced Fundamental IndexTM Funds."
In addition,  the names of the individual Fundamental IndexTM Funds have changed as follows:

        Former Name                                       New Name

AssetMark Fundamental Index(TM)              AssetMark Enhanced Fundamental
Large Company Growth Fund                    Index(TM)Large Company Growth Fund

AssetMark Fundamental Index(TM)              AssetMark Enhanced Fundamental
Large Company Value Fund                     Index(TM)Large Company Value Fund

AssetMark Fundamental Index(TM)              AssetMark Enhanced Fundamental
Small Company Growth Fund                    Index(TM)Small Company Growth Fund

AssetMark Fundamental Index(TM)              AssetMark Enhanced Fundamental
Small Company Value Fund                     Index(TM)Small Company Value Fund

AssetMark Fundamental Index(TM)              AssetMark Enhanced Fundamental
International Equity Fund                    Index(TM) International Equity Fund

     5. R. Max Darnell has been added to the management  team of First Quadrant, a sub-advisor to the AssetMark Small/Mid Cap Value Fund. The following paragraph is added to page 50 of the Prospectus:

R. Max Darnell
Partner, Chief Investment Officer, Director of Research
First Quadrant's Chief Investment Officer since 2002, Mr. Darnell is responsible for overseeing  investment products,  with an emphasis on strategic research and development initiatives. Mr. Darnell began his career at First Quadrant in 1991, managing  derivatives  research  throughout  the  decade.  In 2000 he was  named
Director of Research,  overseeing  both equities and derivatives  products.  Mr.
Darnell  earned  his  bachelor's   degree  from  California   State   University
(Sacramento) in 1986 and his master's degree in economics from the University of
California, Los Angeles in 1991.

     6. At the meeting of the Board of Trustees  held on December 18, 2007,  the
Board of Trustees approved Capital Brokerage  Corporation  ("CBC") to act as the
distributor  for the various  series of AssetMark  Funds,  and also approved the related  Distribution  Agreement between AssetMark Funds and CBC. The process to
replace  the  previous   distributor  of  AssetMark  Funds,   AssetMark  Capital
Corporation,  with CBC is in progress and is anticipated to be completed  during the first  quarter  of 2008.  As a result of the  change  in  distributors,  all references to AssetMark Capital Corporation, 2300 Contra Costa Blvd., Suite 600,
Pleasant Hill, CA 94523, acting as Distributor for the series of AssetMark Funds
are  hereby   deleted  and  replaced  with   references  to  Capital   Brokerage
Corporation,  6620 West  Broad  Street,  Building  2,  Richmond,  VA  23230.  In
addition,  the paragraph on p. 62 of the Prospectus  under the section  heading,
"Distribution of Fund Shares," and the sub-section  heading,  "Distributor,"  is hereby deleted and replaced with the following:

Capital  Brokerage  Corporation,  an affiliate  of the Advisor,  6620 West Broad
Street, Building 2, Richmond,  Virginia 23230, is the distributor for the shares of each of the  Funds.  Quasar  Distributors,  LLC,  615 East  Michigan  Street,
Milwaukee,  Wisconsin 53202, serves as the sub-distributor to each of the Funds.
Both Capital Brokerage  Corporation and Quasar Distributors,  LLC are registered broker-dealers  and  members of the  Financial  Industry  Regulatory  Authority.
Shares of each Fund are offered on a continuous basis.

     Please retain this Supplement with your Prospectus for future reference.

                                 ASSETMARK FUNDS

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 31, 2007

                The date of this Supplement is January 9, 2008

     1. Duff & Phelps  Investment  Management  Co. was  approved by the Board of
Trustees on December 18, 2007 to serve as a sub-advisor  for the AssetMark  Real
Estate Securities Fund, replacing AEW Management and Advisors, L.P. (AEW).

          a. The section  regarding  AEW on pages 57 and 58 of the  Statement of
Additional Information is deleted and replaced with the following:

Duff &  Phelps  Investment  Management  Co.  (Duff  &  Phelps),  a  wholly-owned subsidiary  of Phoenix  Investment  Partners,  Ltd., a subsidiary of The Phoenix
Companies,  Inc. (NYSE:  PNX), is an SEC-registered  investment  advisor.  As of
September 30, 2007, Duff & Phelps had approximately $7.5 billion in assets under management.  Duff & Phelps is a professional  investment  management  firm which provides  investment  services to investment  companies (open-end and closed-end funds), and institutional  separate accounts  investing in utilities,  REITs and tax efficient products.

As of  October  31,  2007,  in  addition  to the Real  Estate  Securities  Fund, portfolio managers Geoffrey P. Dybas and Frank J. Haggerty, Jr. were responsible for the day-to-day management of certain other accounts, as follows:

---------------------------------------- -------------------------------- -----------------------------
      Portfolio Manager                          Total Accounts            Accounts with Performance
               Other Accounts                                                         Fees
---------------------------------------- -------------------------------- -----------------------------

                                             Number          Assets          Number         Assets
                                                          (in millions)                  (in millions)
----------------------------------------- ------------- ------------------ ------------ ----------------

 Geoffrey P. Dybas
----------------------------------------- ------------- ------------------ ------------ ----------------

     Registered Investment Companies           4            $   4,890(1)        0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

     Other Pooled Investment Vehicles          1            $      53.4         0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

     Other Accounts                            9            $     334           0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

----------------------------------------- ------------- ------------------ ------------ ----------------

 Frank J. Haggerty, Jr.
----------------------------------------- ------------- ------------------ ------------ ----------------

     Registered Investment Companies           4            $   4,890(1)        0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

     Other Pooled Investment Vehicles          1            $      53.4         0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

     Other Accounts                            9            $     334           0             $ 0
----------------------------------------- ------------- ------------------ ------------ ----------------

(1) Includes  $3.4 billion from a closed-end  fund of which $152.7  million are REIT securities.

Individual  investment  professionals at Duff & Phelps manage multiple  accounts for multiple  clients.  These  accounts  may include  investment  companies  and separate  accounts  (assets  managed on behalf of  institutions  such as pension funds,  insurance  companies or  foundations).  The portfolio  managers that are
primarily   responsible  for  the  day-to-day  management  of  the  Real  Estate
Securities Fund generally manage their accounts in a model investment style.

There may be certain  inherent  conflicts of interest  that arise in  connection with the  portfolio  managers  management  of the Real Estate  Securities  Funds investments and the investments of any other account they manage. Such conflicts could  include  aggregation  of orders for all accounts  managed by a particular portfolio  manager,  the allocation of purchases  across all such accounts,  the allocation of initial public offerings  (IPOs) and any soft dollar  arrangements that  Duff &  Phelps  may have in  place  that  could  benefit  the Real  Estate
Securities  Fund and/or such other  accounts.  Duff & Phelps goal is to meet its fiduciary  obligation  to treat all  clients  fairly and  provide  high  quality investment  services  to all of its  clients.  Duff &  Phelps  has  adopted  and implemented  policies and procedures,  including  brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing  accounts for multiple clients.  In addition,  Duff & Phelps monitors a variety of areas,  including  compliance  with primary account  guidelines,  the allocation of IPOs and compliance with Duff & Phelps code of ethics,  and places additional  investment  restrictions on portfolio  managers who manage funds and certain other  accounts.  The portfolio  managers of the Real Estate  Securities
Fund seldom  encounter any material  conflicts of interest  since they generally manage funds and other accounts having similar investment strategies.

Duff & Phelps receives a fee based on the portion of the Real Estate  Securities
Funds  assets  allocated  to  Duff &  Phelps  as  set  forth  in the  Investment
Sub-Advisory  Agreement  between Duff & Phelps and AssetMark with respect to the
Real Estate Securities Fund. Duff & Phelps pays its investment professionals out of its total  revenues and other  resources,  including the advisory fees earned with respect to the Real Estate Securities Fund.

Duff & Phelps and its parent,  Phoenix Investment Partners,  Ltd. (PXP), believe that the firms  compensation  program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Duff &
Phelps receive a competitive base salary,  an incentive bonus  opportunity and a benefits package.

The bonus package for portfolio  managers is based upon how well the  individual manager  meets or exceeds  assigned  goals and a  subjective  assessment  of the portfolio managers  contribution to the team effort.  Their incentive bonus also reflects a  performance  component for achieving  and/or  exceeding  performance competitive  with peers managing similar  strategies.  Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking  unnecessary  risks.  This ensures that investment  personnel will remain focused on managing and acquiring  securities  that  correspond to a funds mandate and risk profile.

Base  Salary.  Each  portfolio  manager  is paid a fixed base  salary,  which is determined by PXP and is designed to be competitive in light of the  individuals experience and responsibilities. PXP management uses compensation survey results of investment industry  compensation  conducted by an independent third party in
evaluating   competitive  market  compensation  for  its  investment  management professionals.

Incentive  Bonus.  Generally,  the current  incentive bonus package for the Real
Estate Securities Funds portfolio managers is based upon how well the individual manager  meets or exceeds  assigned  goals and a  subjective  assessment  of the portfolio  managers  contribution  to  the  team  effort.  The  incentive  bonus compensation of the Real Estate Securities Funds portfolio managers is currently comprised of two main  components.  Seventy  percent of the  incentive  bonus is based on the Real  Estate  Securities  Funds  performance  in  achieving  and/or exceeding the FTSE NAREIT Equity REIT Index over one year,  three years and five years.  Portfolio  managers  who  manage  more than one  product  may have other components in their  formulaic  calculation  that are  appropriate  to the other products. The remaining 30% of the incentive bonus is based on the discretion of
The Phoenix Companies, Inc. (PNX), the ultimate parent of PXP and Duff & Phelps.

In addition,  15% of the incentive bonus  compensation  for 2007 was paid in PNX restricted  stock units which vest over a three-year  period  commencing  on the award date.

Finally,  the  portfolio  managers  are  eligible to  participate  in a deferred compensation  plan  to  defer  their  compensation  and  realize  tax  benefits.
Portfolio managers are also eligible to participate in broad-based plans offered generally to all employees, including, 401(k), health and other employee benefit plans.

As of October 31, 2007,  neither of the portfolio  managers  owned any shares of the Real Estate Securities Fund.

          b. The  information  relating  to AEW in the  section  entitled  Proxy
Voting  Guidelines  on pages 99 through 101 of the  Statement of Additional
Information is deleted and replaced with the following:

                     Duff & Phelps Investment Management Co.
                        Summary of Proxy Voting Policies
            Sub-Advisor to the AssetMark Real Estate Securities Fund

     These  policies  and  procedures  apply to the  voting of proxies by Duff &
Phelps Investment  Management Co. (Duff & Phelps) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Duff & Phelps in voting proxies is to ensure  that the  manner in which  shares are voted is in the best  interest  of
clients/beneficiaries   and  the  value  of  the   investment.   Absent  special
circumstances of the types described below, it is the policy of Duff & Phelps to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting  Guidelines  (available upon request).  These guidelines are applicable to the voting of domestic and global proxies.

I.       Duff & Phelps

As an  integral  part of the  investment  process  and where  authorized  by its clients,  Duff & Phelps  has  responsibility  for  voting  proxies,  along  with interpretation  and  application  of its Proxy  Voting  Guidelines.  Given  that certain  investment teams are managing monies at different  locations,  the firm has delegated this activity to a third party,  which is described in Section II.
There are a limited number of proxies  received by the Duff & Phelps  investment team in Chicago  that are voted  manually in  compliance  with the Proxy  Voting
Guidelines. Records pertaining to manually voted proxies are to be kept with the investment  team and provided to the Duff & Phelps  Compliance  Department  (the
Compliance   Department)  as  requested  in  order  to  comply  with  applicable regulations.  The Compliance  Department will also maintain electronic copies of proxy voting information provided by any independent third parties.

II.      Institutional Shareholder Services

     Duff & Phelps  has  delegated  to an  independent  third  party,  currently
Institutional  Shareholder  Services (ISS), the  responsibility  to review proxy proposals and to make voting  recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

III.     Application of Proxy Voting Guidelines

     It is intended  that the Proxy  Voting  Guidelines  will be applied  with a measure of  flexibility.  Accordingly,  except as  otherwise  provided  in these
policies  and  procedures,   investment  managers  (with  the  approval  of  the
investment team leader) may vote proxies contrary to the  recommendations of ISS if it  is  determined  that  such  action  is  in  the  best  interests  of  the clients/beneficiaries. The Compliance Department will serve as a facilitator for such requests. When exercising such discretion,  the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another where, for example,  the past history of the company, the character and integrity of its management, the role of outside directors and the company's record of producing  performance for investors justifies a high degree of  confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future  direction,  and other factors may lead to a conclusion  that  particular proposals by an issuer present  unacceptable  investment risks and should not be supported.  In addition,  the  proposals  should be  evaluated  in context.  For
example,   a  particular   proposal  may  be  acceptable   standing  alone,  but
objectionable  when part of an existing or proposed  package,  such as where the effect may be to entrench management. Special circumstances or instructions from
clients   may   also   justify    casting    different   votes   for   different
clients/beneficiaries with respect to the same proxy vote.

     Investment  personnel for the respective  investment team will document the rationale  for any proxy  voted  contrary  to the  recommendation  of ISS.  Such information  will be kept by the  investment  team and will be  available to the
Compliance Department as part of the recordkeeping process.

IV.      Conflicts of Interest

     Duff & Phelps may  occasionally  be subject to conflicts of interest in the voting of proxies due to business or personal  relationships  it maintains  with persons having an interest in the outcome of certain votes. For example,  Duff &
Phelps may provide investment  management,  brokerage,  underwriting and related services to accounts  owned or  controlled  by  companies  whose  management  is soliciting  proxies.  Duff & Phelps and/or its  employees may also  occasionally
have  business  or  personal   relationships  with  other  proponents  of  proxy
proposals, participants in proxy contests, corporate directors or candidates for directorships.

     If, at any time, the responsible voting parties become aware of any type of potential  conflict of interest  relating to a particular  proxy proposal,  they will promptly  report such conflict to the Compliance  Officer  and/or  counsel.
Conflicts of interest will be handled in various ways  depending on the type and materiality. This includes:

o    Where the Proxy Voting Guidelines outline Duff & Phelps voting position, as either for or against  such proxy  proposal,  voting will be in  accordance with Duff & Phelps Proxy Voting Guidelines.

o    Where the Proxy Voting Guidelines  outline Duff & Phelps voting position to be on a  case-by-case  basis for such  proposal,  or such  proposal  is not listed  in the  Proxy  Voting  Guidelines,  then  one of the two  following methods  will be  selected  by Duff & Phelps  depending  on the  facts  and circumstances of each situation and the requirement of applicable law.

o    Voting  the  proxy in  accordance  with  the  voting  recommendation  of an independent third party.

o    Voting the proxy pursuant to client direction.

V.       Proxy Voting Records; Client Disclosures

     Duff & Phelps will maintain the following  records  relating to proxy votes cast under these policies and procedures:

o    A copy of these policies and procedures.

o    A copy  of  each  proxy  statement  the  firm  receives  regarding  clients securities.

o    A record of each vote cast by the firm on behalf of a client.

o    A copy of any document created by Duff & Phelps that was material to making a  decision  of  how  to  vote  proxies  on  behalf  of a  client  or  that memorialized the basis for that decision.

o    A copy of each written client request for  information on how Duff & Phelps voted proxies on behalf of the client,  and a copy of any written  response by the firm to any client  request  for  information  on how the firm voted proxies.

     The  foregoing  records  will be  retained  for such  period  of time as is required to comply with  applicable laws and  regulations.  The firm may rely on one or more third parties to make and retain the records.

     Duff & Phelps will cause copies of the foregoing records, as they relate to particular  clients,  to be provided to those clients upon request except as may be required by law. It is  generally  Duff & Phelps  policy not to disclose  its proxy voting records to third parties or special interest groups.

VI.      ERISA Accounts

     Plans governed by the Employee  Retirement  Income Security Act of 1974, as
amended  (ERISA),  are to be  administered  consistent  with  the  terms  of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting  discretion  rests with Duff & Phelps,  the foregoing  policies and procedures will be followed,  subject to the fiduciary  responsibility standards of ERISA. These standards  generally require fiduciaries to act prudently and to
discharge   their  duties   solely  in  the   interests  of   participants   and
beneficiaries.  The U.S.  Department  of Labor  has  indicated  that the  voting decisions of ERISA  fiduciaries  must  generally  focus on the course that would most likely increase the value of the stock being voted.

     The  documents  governing  ERISA  individual  account  plans  may set forth various  procedures  for  voting  employer  securities  held by the plan.  Where authority  over the  investment of plan assets is granted to plan  participants, many individual account plans provide that proxies for employer  securities will be voted in accordance  with  directions  received from plan  participants as to shares  allocated to their plan  accounts.  In some cases,  the  governing  plan documents may further provide that  unallocated  shares and/or  allocated shares for which no  participant  directions  are received  will be voted in accordance with a proportional voting method in which such shares are voted proportionately
in  the  same  manner  as  are  allocated   shares  for  which  directions  from
participants  have  been  received.  Consistent  with U.S.  Department  of Labor positions,  it is the  policy  of Duff & Phelps to follow  the  provisions  of a plan's  governing  documents  in the voting of  employer  securities,  unless it determines that to do so would breach its fiduciary duties under ERISA.

VII.     Closed-End and Open-End Mutual Funds

     Proxies  of  closed-end  and  open-end  registered   management  investment
companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable,  in accordance with any resolutions or other instructions approved by authorized persons of the fund.

VIII.    Other Special Situations

     Duff & Phelps may choose not to vote proxies in certain  situations  or for certain accounts,  such as where: 1) a client has informed Duff & Phelps that it wishes to retain the right to vote the proxy,  Duff & Phelps will  instruct  the custodian to send the proxy  material  directly to the client;  2) Duff & Phelps deems the cost of voting would exceed any anticipated  benefit to the client; 3)
a proxy is received for a client  account that has been  terminated  with Duff &
Phelps;  4) a proxy is received for a security  Duff & Phelps no longer  manages
(i.e.,  Duff & Phelps had  previously  sold the entire  position)  and/or 5) the exercise of voting rights could  restrict the ability of an account's  portfolio manager to freely trade the  security in question (as is the case,  for example, in certain foreign jurisdictions known as "blocking markets").

     Various  accounts  in  which  Duff & Phelps  has  proxy  voting  discretion participate in securities  lending  programs  administered by the custodian or a third party.  Because title to loaned securities passes to the borrower,  Duff &
Phelps will be unable to vote any security  that is out on loan to a borrower on a proxy record date. If Duff & Phelps has  investment  discretion,  however,  it reserves the right of the  portfolio  manager to instruct  the lending  agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     2. As of December 31, 2007,  Daniel W. Boone, III will no longer serve as a portfolio manager for Atlanta Capital Management Company,  LLC, a sub-advisor to the AssetMark  Large Cap Growth Fund. The references to Mr. Boone in the section entitled The Sub-Advisors and Portfolio  Managers on page 42 of the Statement of
Additional Information are hereby deleted.

     3. Nuveen Asset Management  (NAM), one of the sub-advisors of the AssetMark
Tax-Exempt   Fixed  Income  Fund,  is  a   wholly-owned   subsidiary  of  Nuveen
Investments,  Inc. (Nuveen Investments). On November13, 2007, Nuveen Investments
was acquired by a group of investors led by Madison  Dearborn  Partners,  LLC, a private equity investment firm based in Chicago, Illinois (the Transaction).

     There  will be no  change  in the  portfolio  management  of the  AssetMark
Tax-Exempt  Fixed  Income Fund or in its  investment  objective or policies as a result of the Transaction.

     4.  Throughout the Statement of Additional  Information,  all references to the  Fundamental  IndexTM  Funds are  replaced  with  reference  to the Enhanced
Fundamental IndexTM Funds. In addition,  the names of the individual Fundamental
IndexTM Funds have changed as follows:

                   Former Name                        New Name

AssetMark Fundamental Index (TM)           AssetMark Enhanced Fundamental
Large Company Growth Fund                  Index(TM) Large Company Growth Fund

AssetMark Fundamental Index (TM)           AssetMark Enhanced Fundamental
Large Company Value Fund                   Index (TM) Large Company Value Fund

AssetMark Fundamental Index (TM)           AssetMark Enhanced Fundamental
Small Company Growth Fund                  Index(TM) Small Company Growth Fund

AssetMark Fundamental Index (TM)           AssetMark Enhanced Fundamental
Small Company Value Fund                   Index (TM) Small Company Value Fund

AssetMark Fundamental Index (TM)           AssetMark Enhanced Fundamental
International Equity Fund                  Index (TM) International Equity Fund

     5. R. Max Darnell has been added to the management  team of First Quadrant,
L.P., a sub-advisor to the AssetMark  Small/Mid Cap Value Fund. The following is added to the section entitled The Sub-Advisors  and Portfolio  Managers,  in the sub-section  pertaining  to  First  Quadrant,  L.P.  on  pages  53 and 54 of the
Statement of Additional Information:

In addition to the AssetMark  Small/Mid Cap Value Fund, Mr. Darnell also managed the following accounts as of October 31, 2007:

------------------------------------ ------------------------------- ------------------------------
Portfolio Manager                            Total Accounts            Accounts with Performance
  Other Accounts                                                                 Fees
------------------------------------ ------------------------------- ------------------------------

                                       Number          Assets           Number         Assets
                                                    (in millions)                   (in millions)
------------------------------------ ------------ ------------------ ------------- ----------------

R. Max Darnell
------------------------------------ ------------ ------------------ ------------- ----------------

  Registered Investment Companies         3       $    205.52             0        $      0
------------------------------------ ------------ ------------------ ------------- ----------------

  Other Pooled Investment Vehicles       14       $  2,968.66             8        $  2,093.05
------------------------------------ ------------ ------------------ ------------- ----------------

  Other Accounts                         37       $ 26,538.21            19        $ 10,742.08
------------------------------------ ------------ ------------------ ------------- ----------------

As of October 31, 2007,  Mr. Darnell did not own any shares of the Small/Mid Cap
Value Fund.

     6. At the meeting of the Board of Trustees  held on December 18, 2007,  the
Board of Trustees  approved Capital  Brokerage  Corporation  (CBC) to act as the
distributor for AssetMark Funds, on behalf of each of its separate  series,  and also approved the related  Distribution  Agreement  between  AssetMark Funds and
CBC.  The  process to replace  the  previous  distributor  of  AssetMark  Funds,
AssetMark Capital Corporation,  with CBC is in progress and is anticipated to be completed  during  the  first  quarter  of 2008.  As a result  of the  change in distributors,  the paragraph on p. 65 of the Statement of Additional Information
under the section  heading,  Distribution  and  Shareholder  Servicing,  and the
sub-section  heading,  Distributor  and  Sub-Distributor,  is hereby deleted and replaced with the following:

Capital Brokerage  Corporation (the  Distributor),  an affiliate of the Advisor, located at 6620 West Broad Street, Building 2, Richmond,  Virginia 23230, is the
distributor  for shares of the Funds pursuant to a  Distribution  Agreement (the
Distribution  Agreement),  between  the Trust on behalf  of the  Funds,  and the
Distributor.  Quasar  Distributors,  LLC  (Quasar  or the  Sub-Distributor),  an
affiliate of the Funds accounting and  administrative  services  provider,  U.S.
Bancorp Fund Services,  LLC, is the  sub-distributor for the Funds pursuant to a
Sub-Distribution  Agreement among the Trust,  the  Distributor  and Quasar.  The
Distribution and  Sub-Distribution  Agreements have a one-year term and continue on a year-to-year  basis provided that the agreements are approved in the manner required  by  the  1940  Act.  The  Distributor  and  Sub-Distributor  are  each registered  broker-dealers  and  members of the  Financial  Industry  Regulatory
Authority.  Shares  of  each  Fund  are  offered  on  a  continuous  basis.  The
Distribution  Agreement  provides that the  Distributor,  as agent in connection with the  distribution  of shares of the  Funds,  will use its best  efforts  to distribute the Funds shares.  For the fiscal periods ended June 30, 2005,  March
31, 2006 and March 31, 2007, all distribution fees were paid by the Advisor.

         Please retain this Supplement with your Statement of Additional
                        Information for future reference.